UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

COLUMBIA FUNDS SERIES TRUST I

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COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund	Columbia Oregon Intermediate
Columbia Adaptive Retirement 2025 Fund	Municipal Bond Fund
Columbia Adaptive Retirement 2030 Fund	Columbia Pacific/Asia Fund
Columbia Adaptive Retirement 2035 Fund	Columbia Real Estate Equity Fund
Columbia Adaptive Retirement 2040 Fund	Columbia Select Large Cap Growth Fund
Columbia Adaptive Retirement 2045 Fund	Columbia Small Cap Growth Fund I
Columbia Adaptive Retirement 2050 Fund	Columbia Small Cap Value Fund I
Columbia Adaptive Retirement 2055 Fund	Columbia Solutions Aggressive Portfolio
Columbia Adaptive Retirement 2060 Fund	Columbia Solutions Conservative Portfolio
Columbia Adaptive Risk Allocation Fund	Columbia Strategic California
Columbia Balanced Fund	Municipal Income Fund
Columbia Bond Fund	Columbia Strategic Income Fund
Columbia Connecticut Intermediate	Columbia Strategic New York
Municipal Bond Fund	Municipal Income Fund
Columbia Contrarian Core Fund	Columbia Tax-Exempt Fund
Columbia Corporate Income Fund	Columbia Total Return Bond Fund
Columbia Disciplined Small Core Fund	Columbia U.S. Social Bond Fund
Columbia Dividend Income Fund	Columbia U.S. Treasury Index Fund
Columbia Emerging Markets Fund	Columbia Ultra Short Term Bond Fund
Columbia Global Dividend Opportunity Fund	Multi-Manager Alternative Strategies Fund
Columbia Global Technology Growth Fund	Multi-Manager Directional Alternative
Columbia Greater China Fund	Strategies Fund
Columbia High Yield Municipal Fund	Multi-Manager Growth Strategies Fund
Columbia Intermediate Municipal Bond Fund	Multi-Manager International Equity
Columbia Large Cap Growth Fund	Strategies Fund
Columbia Massachusetts Intermediate	Multi-Manager Small Cap Equity Strategies Fund
Municipal Bond Fund	Multi-Manager Total Return Bond
Columbia Mid Cap Growth Fund	Strategies Fund
Columbia Multi-Asset Income Fund	Multisector Bond SMA Completion Portfolio
Columbia Multi Strategy Alternatives Fund	Overseas SMA Completion Portfolio
Columbia New York Intermediate Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

225 Franklin Street, Boston, Massachusetts 02110

Important Information to Help You Understand and Vote on the Proposals

This is a brief overview of the matter(s) on which you are being asked to vote.

The accompanying Joint Proxy Statement contains more detailed information about the proposals, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On July 1, 2020, a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern). Shareholders of the Funds and each other series of Columbia Funds Series Trust I (the “Trust”) voting by separate proxy will be asked to consider the election of trustees and shareholders of Columbia Small Cap Growth Fund I will be asked to convert the Fund’s investment objective from fundamental to non-fundamental.

You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on the important proposal(s) concerning your investment.

Q.	Why are trustees being elected for the Trust?

A.

Trustees are being elected in order to comply with Section 16(a) of the Investment Company Act of 1940, which requires that a specified percentage of trustees be elected by shareholders. The Board of Trustees (the “Board”) is seeking to elect additional trustees as a result of retirements.

Q.	Who are the nominees to the Board?

A.

The Board has nominated all independent trustees currently composing the Board and three new trustees who currently serve as consultants to the independent trustees. The Board has also nominated the president of the Trust to serve as an interested trustee to replace the current interested trustee who will step down from the Board upon the election and seating of his replacement. Information about each of the nominees, including business address, age and principal occupations during the past five years, and other information, such as the nominee’s experience, qualifications, attributes or skills, is set forth in the enclosed Joint Proxy Statement.

Q.	Why am I being asked to approve converting the Fund’s investment objective from fundamental to non-fundamental? (Columbia Small Cap Growth Fund I Only)

A.

The Columbia Small Cap Growth Fund I’s current investment objective is “fundamental,” which means it cannot be changed without shareholder approval. Shareholders of the Fund are being asked to change the investment objective to “non-fundamental.” Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to potentially make changes to the Fund’s investment objective that the Board deems appropriate in the future to address changing market conditions, or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation. If shareholders approve the proposal and change the Fund’s investment objective from fundamental to non-fundamental, the Board has approved a new non-fundamental investment objective and 80% policy for the Fund, as further explained in Proposal 2 of the enclosed Joint Proxy Statement.

Q.	How does the Board recommend that I vote?

A.

The Board unanimously recommends that you vote FOR the election of the trustee nominees and FOR the conversion of the Columbia Small Cap Growth Fund I’s investment objective from fundamental to non-fundamental.

Q.	Will my Fund pay for this proxy solicitation?

A.

Yes, the Funds will bear the proxy solicitation costs related to the proposals. For additional information, see the section entitled “Other Information—Expenses and Solicitation Activities” in the enclosed Joint Proxy Statement.

Q.	How can I vote my proxy?

A.	You can vote in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Card)

•	By Internet (using the URL listed on your Proxy Card)

•	By mail (using the enclosed postage prepaid envelope)

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on July 1, 2020 at 10:00 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Joint Proxy Statement for more information.

We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card for information on voting by telephone, Internet or mail.

Q.	Why might I receive more than one Proxy Card?

A.	You may receive separate Proxy Cards if you own shares of more than one Fund or of a Fund in more than one account. You should vote each card received.

Q.	Whom should I call if I have questions?

A.

If you have questions about the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (866) 456-7935.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund	Columbia Oregon Intermediate
Columbia Adaptive Retirement 2025 Fund	Municipal Bond Fund
Columbia Adaptive Retirement 2030 Fund	Columbia Pacific/Asia Fund
Columbia Adaptive Retirement 2035 Fund	Columbia Real Estate Equity Fund
Columbia Adaptive Retirement 2040 Fund	Columbia Select Large Cap Growth Fund
Columbia Adaptive Retirement 2045 Fund	Columbia Small Cap Growth Fund I
Columbia Adaptive Retirement 2050 Fund	Columbia Small Cap Value Fund I
Columbia Adaptive Retirement 2055 Fund	Columbia Solutions Aggressive Portfolio
Columbia Adaptive Retirement 2060 Fund	Columbia Solutions Conservative Portfolio
Columbia Adaptive Risk Allocation Fund	Columbia Strategic California
Columbia Balanced Fund	Municipal Income Fund
Columbia Bond Fund	Columbia Strategic Income Fund
Columbia Connecticut Intermediate	Columbia Strategic New York
Municipal Bond Fund	Municipal Income Fund
Columbia Contrarian Core Fund	Columbia Tax-Exempt Fund
Columbia Corporate Income Fund	Columbia Total Return Bond Fund
Columbia Disciplined Small Core Fund	Columbia U.S. Social Bond Fund
Columbia Dividend Income Fund	Columbia U.S. Treasury Index Fund
Columbia Emerging Markets Fund	Columbia Ultra Short Term Bond Fund
Columbia Global Dividend Opportunity Fund	Multi-Manager Alternative Strategies Fund
Columbia Global Technology Growth Fund	Multi-Manager Directional Alternative
Columbia Greater China Fund	Strategies Fund
Columbia High Yield Municipal Fund	Multi-Manager Growth Strategies Fund
Columbia Intermediate Municipal Bond Fund	Multi-Manager International Equity
Columbia Large Cap Growth Fund	Strategies Fund
Columbia Massachusetts Intermediate	Multi-Manager Small Cap Equity Strategies Fund
Municipal Bond Fund	Multi-Manager Total Return Bond
Columbia Mid Cap Growth Fund	Strategies Fund
Columbia Multi-Asset Income Fund	Multisector Bond SMA Completion Portfolio
Columbia Multi Strategy Alternatives Fund	Overseas SMA Completion Portfolio
Columbia New York Intermediate Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

To be held on July 1, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at 225 Franklin Street, Boston, Massachusetts 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on July 1, 2020. The Board of Trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) has nominated certain individuals for election to the Board. At the Meeting, shareholders will be asked:

1.	For all Funds, to elect ten (10) nominees to the Board of the Trust.

2.	For Columbia Small Cap Growth Fund I, to approve the conversion of the Fund’s investment objective from fundamental to non-fundamental.

3.	To transact such other business as may properly come before the Meeting.

Please take some time to read the enclosed Joint Proxy Statement. It discusses the proposals in more detail. If, as of the close of business on March 20, 2020, you were a shareholder of one or more of the Funds, you may vote at the Meeting or at any adjournment of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or Internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Funds’ proxy solicitor toll free at (866) 456-7935. It is important that you vote. The Board unanimously recommends that you vote FOR the election of the trustee nominees and FOR the conversion of the Columbia Small Cap Growth Fund I’s investment objective from fundamental to non-fundamental.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund	Columbia New York Intermediate
Columbia Adaptive Retirement 2025 Fund	Municipal Bond Fund
Columbia Adaptive Retirement 2030 Fund	Columbia Oregon Intermediate
Columbia Adaptive Retirement 2035 Fund	Municipal Bond Fund
Columbia Adaptive Retirement 2040 Fund	Columbia Pacific/Asia Fund
Columbia Adaptive Retirement 2045 Fund	Columbia Real Estate Equity Fund
Columbia Adaptive Retirement 2050 Fund	Columbia Select Large Cap Growth Fund
Columbia Adaptive Retirement 2055 Fund	Columbia Small Cap Growth Fund I
Columbia Adaptive Retirement 2060 Fund	Columbia Small Cap Value Fund I
Columbia Adaptive Risk Allocation Fund	Columbia Solutions Aggressive Portfolio
Columbia Balanced Fund	Columbia Solutions Conservative Portfolio
Columbia Bond Fund	Columbia Strategic California
Columbia Connecticut Intermediate	Municipal Income Fund
Municipal Bond Fund	Columbia Strategic Income Fund
Columbia Contrarian Core Fund	Columbia Strategic New York
Columbia Corporate Income Fund	Municipal Income Fund
Columbia Disciplined Small Core Fund	Columbia Tax-Exempt Fund
Columbia Dividend Income Fund	Columbia Total Return Bond Fund
Columbia Emerging Markets Fund	Columbia U.S. Social Bond Fund
Columbia Global Dividend	Columbia U.S. Treasury Index Fund
Opportunity Fund	Columbia Ultra Short Term Bond Fund
Columbia Global Technology Growth Fund	Multi-Manager Alternative Strategies Fund
Columbia Greater China Fund	Multi-Manager Directional
Columbia High Yield Municipal Fund	Alternative Strategies Fund
Columbia Intermediate Municipal	Multi-Manager Growth Strategies Fund
Bond Fund	Multi-Manager International
Columbia Large Cap Growth Fund	Equity Strategies Fund
Columbia Massachusetts Intermediate	Multi-Manager Small Cap
Municipal Bond Fund	Equity Strategies Fund
Columbia Mid Cap Growth Fund	Multi-Manager Total Return
Columbia Multi-Asset Income Fund	Bond Strategies Fund
Columbia Multi Strategy Alternatives Fund	Multisector Bond SMA Completion Portfolio Overseas SMA Completion Portfolio

(each, a “Fund” and collectively, the “Funds”)

225 Franklin Street, Boston, Massachusetts 02110

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on July 1, 2020

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member thereof, a “Trustee”) of Columbia Funds Series Trust I (the “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the Funds listed above, that will be held at 225 Franklin Street, Boston, Massachusetts 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on July 1, 2020 and any adjournments or postponements thereof. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about [        ], 2020. The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The purpose of the Meeting is to ask shareholders of the Trust to elect ten Trustees to the Board who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Further, shareholders of Columbia Small Cap Growth Fund I will be asked to convert the Fund’s investment objective from fundamental to non-fundamental.

The Board unanimously recommends that shareholders vote FOR the election of each Nominee and FOR the conversion of Columbia Small Cap Growth Fund I’s investment objective from fundamental to non-fundamental.

Proxy Voting and Shareholder Meeting Information

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to each proposal, in the event that sufficient votes in favor of each proposal are not received.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card without instructions, your votes will be cast FOR the election of each Nominee and/or FOR each proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to each proposal in the event that a quorum is not obtained and/or sufficient votes in favor of each proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at (866) 456-7935.

Quorum and Methods of Tabulation

A quorum is required to take action on the proposals. Thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions, withheld authority and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have no effect with respect to the election of Trustee Nominees.

In the event that a quorum of shareholders of a Fund or the Trust is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of a proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on March 20, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix B. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Election of Trustees (Proposal 1) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of Trustees to be elected at the Meeting, which is ten. Because ten Trustees are to be elected at the Meeting, the ten nominees with the highest number of affirmative votes, regardless of the votes withheld or against the nominees, will be elected. Assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of Trustees. All shareholders of the Trust, including shareholders of the Funds and other series of the Trust voting by separate proxy statement, vote together as a single class regarding the election of Trustees. If approved, the Nominees will be seated upon the election of Trustees by both the Trust and certain other trusts in the Columbia Funds Complex.

Conversion of the Columbia Small Cap Growth Fund I’s investment objective from fundamental to non-fundamental (Proposal 2) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of the Columbia Small Cap Growth Fund I vote together as a single class on Proposal 2.

The proposals are not contingent on one another.

Voting Information

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 1, 2020

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at www.proxy-direct.com/col-31177.

PROPOSAL 1

Election of Trustees

(All Funds)

At the Meeting, shareholders of all Funds will be asked to elect ten Nominees to constitute the Board of the Trust.

The Board is responsible for overseeing the management of the Trust. If elected to the Board, each Nominee shall hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each Nominee (with the exception of Christopher O. Petersen) currently serves as a Trustee or a Consultant to the Trustees (defined below).

The Investment Company Act of 1940 (the “1940 Act”) and rules adopted thereunder contain provisions requiring that certain percentages of a mutual fund’s Board consist of individuals who are independent of the mutual fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Current regulations applicable to the Funds require that a majority of the Trust’s Board consist of Independent Trustees. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are Janet L. Carrig, J. Kevin Connaughton, Olive Darragh, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, John J. Neuhauser, Patrick J. Simpson and Natalie A. Trunow.

Mses. Darragh and Trunow and Mr. Connaughton currently serve as consultants to the Independent Trustees (the “Consultants to the Independent Trustees” or “Consultants”), who each participate in Board and Committee meetings but do not have the right to vote on matters before the Trustees. If elected, the Consultants to the Independent Trustees will serve as Independent Trustees.

Christopher O. Petersen (the “Interested Nominee”) has been nominated to serve as a Trustee and will be treated as an “interested person” of the Funds due to his positions with Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) and Ameriprise Financial, Inc. Upon the election and seating of Mr. Petersen, William F. Truscott, who is currently treated as an “interested person” of the Funds will resign from the Board.

At a meeting held on December 10, 2019, the Governance Committee (by action of its members who are Independent Trustees) nominated the Independent Nominees and the Interested Nominee. In addition, at a meeting held on December 11, 2019, the Independent Trustees received, accepted and endorsed the nominations presented by the Governance Committee and voted to present each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. The Board currently has no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a Trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as the Trust’s present Governance Committee and/or the Board may select.

If the Nominees are elected by shareholders, at least 75% of the Trustees will continue to be Independent Trustees. Under the Trust’s current retirement policy, each Trustee serves until December 31 of the year such Trustee turns seventy-five (75), unless such service is extended by the Board.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Trustees/Nominees for Election as Trustees(*)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Independent Trustees/Nominees

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007–October 2018	71	Director, EQT Corporation (natural gas producer)	Compliance, Product and Distribution, Governance, Investment Oversight Committee #2

J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Independent Trustee Consultant 2016	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010–February 2015; President, Columbia Funds, 2008–2015; and senior officer of Columbia Funds and affiliated funds, 2003–2015	71	Director, The Autism Project since March 2015; former member of the Investment Committee, St. Michael’s College, November 2015–February 2020; former Trustee, St. Michael’s College, June 2017–September 2019; former Trustee, New Century Portfolios, January 2015–December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016–December 2017	Product and Distribution, Advisory Fees & Expenses, Audit, Investment Oversight Committee #2

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments

Olive Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004–2010; Senior Partner, McKinsey & Company, 2001–2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation	Product and Distribution, Advisory Fees & Expenses, Audit, Compliance, Investment Oversight Committees #1 and #3

Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002–May 2006; President of UAL Loyalty Services (airline marketing company), September 2001–December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999–September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005–2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010–2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014–2019	Audit, Governance, Investment Oversight Committees #1 and #3

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997–2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007–2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997–2010	71	None	Advisory Fees & Expenses, Governance, Product and Distribution, Investment Oversight Committee #2

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired; Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007–2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010–2016	Compliance, Audit, Investment Oversight Committee #1

John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007–June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999–October 2005; University Professor, Boston College, November 2005–August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)	Advisory Fees & Expenses, Product and Distribution, Investment Oversight Committee #2

Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988–2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018–July 2019	Advisory Fees & Expenses, Audit, Governance, Investment Oversight Committee #1

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016–September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008–January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997–August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)	Product and Distribution, Advisory Fees & Expenses, Compliance, Investment Oversight Committee #1

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Interested Trustee (**)

William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	192	Trustee, Columbia Funds since November 2001	None

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Interested Nominee(**)

Christopher O. Petersen c/o Columbia Threadneedle 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	President (since 2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010–December 2014); officer of Columbia Funds and affiliated funds since 2007	N/A	None	None

(*)	Information as of December 31, 2019.
(**)	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial, Inc.

Current Status of Trustees/Nominees

Ms. Carrig, Dr. Neuhauser and Messrs. Hacker and Simpson were elected by shareholders to be Trustees most recently in 2010. Ms. Lukitsh and Mr. Moffett were appointed by the Board as Trustees in 2011. Mr. Truscott was appointed by the Board as a Trustee in 2012. Mr. Connaughton and Ms. Trunow were appointed by the Board as Consultants to the Independent Trustees in 2016. Ms. Darragh was appointed by the Board as a Consultant to the Independent Trustees in 2019.

Together, such Trustees, Consultants to the Independent Trustees and the Interested Nominee comprise all Nominees for election to the Board and, except for Mr. Truscott, are standing for election at the Meeting and have agreed to continue to serve if elected. Mr. Truscott will retire from the Fund Board in 2020 upon election and qualification of the Nominees, although he will remain a Senior Vice President of the Trusts and his position with the Investment Manager remains unaffected. Additionally, the Board has approved the continued service of Dr. Neuhauser and Mr. Simpson on the Board until December 31, 2020, and if re-elected, each is expected to serve until that date, unless the Board determines to extend such service.

Trustee/Nominee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving or nominated to serve as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees/Nominees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee/Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee/Nominee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Janet Langford Carrig — Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Carrig has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

J. Kevin Connaughton — Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the FINRA National Adjudicatory Council and on the Board of Directors of The Autism Project. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by the Investment Manager and/or affiliates, and the investment committee for a small college endowment. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University.

Olive Darragh — Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.

Douglas A. Hacker — Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Nancy T. Lukitsh — Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

David M. Moffett — Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

John J. Neuhauser — Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He was previously the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Christopher O. Petersen — Mr. Petersen has significant experience with financial services and investment companies. Mr. Petersen has served as President of the Columbia Funds since 2015 and as an officer of the Columbia Funds and affiliated funds since 2007. He serves as Vice President and Lead Chief Counsel of Ameriprise Financial, Inc., the parent company of the Investment Manager. In these capacities, he supports the management of the business and legal affairs of the Columbia Funds.

Patrick J. Simpson — Mr. Simpson is of counsel and formerly a partner in the Portland, Oregon office of Perkins Coie LLP, an international law firm. Mr. Simpson’s practice has included such relevant areas as corporate governance, corporate finance and securities law compliance for private and public companies.

Natalie A. Trunow — Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the board of non-profit organizations.

William F. Truscott — Mr. Truscott has significant executive and board experience with financial services and investment companies. Mr. Truscott has served on the Board of Trustees of certain Columbia funds since 2001. He has served as chairman of the board of the Investment Manager since July 2004 and since February 2012 has served as its president. From 2001 to April 2010, Mr. Truscott served as the president, chairman of the board and chief investment officer of the Investment Manager. He has served as chairman of the board of the Distributor since 2006 and since February 2012 has served as its chief executive officer. From 2008 to April 2010, Mr. Truscott served as chairman of the board and chief executive officer of the Distributor.

Responsibilities of the Board with respect to Fund Management

The Board consists of seven trustees and three consultants who have varied experience and skills. With respect to Messrs. Truscott and Petersen, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Trustees can be found in the section entitled “Trustee/Nominee Biographical Information and Qualifications” above. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The roles of each committee are more fully described in the section entitled “Committees of the Board” below.

The Funds have retained the Investment Manager as the Funds’ investment adviser and administrator. The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Investment Manager, including risk management services. In addition, each committee of the Board provides oversight of the Investment Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Committees of the Board

For purposes of this section, the term Independent Trustees includes Mr. Connaughton and Mses. Darragh and Trunow, as Consultants to the Independent Trustees.

The Board has organized the following standing committees to facilitate its work: the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective committee assignments. The duties of these committees are described below.

Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities, and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that, as applicable, such recommendations are submitted by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including ETFs, are not required to hold annual shareholder meetings) and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934. Such shareholder recommendations must be in writing and should be sent to the attention of Douglas A. Hacker, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The Governance Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. To assist with the identification and vetting of potential trustee nominees, the Governance Committee has engaged the services of third party recruiting firms.

The Governance Committee has a charter, which is provided in Appendix C. The Governance Committee’s charter is not available on the Funds’ website. The number of Governance Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of the Funds’ Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of the Funds and its service providers, and reviewing each Fund’s portfolio execution. The number of Compliance Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts or fee proposals that may be referred to the Advisory Fees & Expenses Committee by the Board. The number of Advisory Fees & Expenses Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Investment Oversight Committee. Each Independent Trustee also serves on an Investment Oversight Committee (each, an “IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. The number of Investment Oversight Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee is comprised entirely of Independent Trustees. The Board has adopted a written charter for the Audit Committee. The number of Audit Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of Funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Committee may deem appropriate. The number of Product and Distribution Committee meetings for each Fund held during its last fiscal year is shown in Appendix A.

Trustee Meeting Attendance

The Board held six meetings during each Fund’s last fiscal year. During each Fund’s last fiscal year, each Trustee attended 75% or more of the Board meetings and the committee meetings (if a member thereof) held during the period. The Trust does not have a formal policy on Trustee attendance at Board and committee meetings. The Trust does not hold annual shareholders meetings and therefore the Board does not have a policy with regard to Trustee attendance at such meetings.

Beneficial Ownership of Shares of Each Fund

Appendix D to this Joint Proxy Statement provides information, as of December 31, 2019, about the beneficial ownership by the Trustees/Nominees of equity securities of each Fund.

Remuneration for Trustees and Officers

No Trustee/Nominee, other than Messrs. Truscott and Petersen, is an employee of Columbia Threadneedle or its affiliates. Each Independent Trustee receives an annual retainer fee of $190,000. The Board chair, the Audit Committee chair, Compliance Committee chair, Product and Distribution Committee chair, Advisory Fees & Expenses Committee chair and Governance Committee chair receive an additional annual retainer of $135,000, $25,000, $20,000, $20,000, $25,000 and $15,000, respectively. Each Independent Trustee also receives a fee for each Board or committee meeting attended. Independent Trustees receive a fee of $15,000 per meeting for attending an in-person or telephone Board meeting, a fee of $2,500 per meeting for attending an in-person or telephone committee meeting. Independent Trustees also are reimbursed for the expenses of attending meetings. Compensation for Consultants to the Independent Trustees is fixed at $295,000 per year. Independent Trustees may also be compensated up to $5,000 per day for participation in special activities on behalf of the Trusts if approved by the Governance Committee or the Board. Mr. Truscott receives no compensation for his service as a Trustee.

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”), each eligible Independent Trustee or Consultant to the Independent Trustees may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as an Independent Trustee for that calendar year (expressly, an Independent Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by an Independent Trustee or Consultant are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Independent Trustee or Consultant (with accruals to the Deferral Account beginning at such time as an Independent Trustee’s or Consultant’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Independent Trustee or Consultant under the Deferred Compensation Plan). Independent Trustees or Consultants may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from an Independent Trustee’s or Consultant’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as an Independent Trustee or Consultant may qualify to receive such payments. If a deferring Independent Trustee or Consultant dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Independent Trustee or Consultant himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Independent Trustee or Consultant has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Total fees paid by each Fund to the current Independent Trustees and Consultants to the Independent Trustees for the Fund’s last fiscal year are outlined in Appendix E to this Joint Proxy Statement.

Columbia pays all salaries of officers of the Trust, except for the Fund’s Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix F to this Joint Proxy Statement.

Independent Registered Public Accounting Firm

The Board, including the Independent Trustees, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. The Board has selected PwC as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal years. A representative of PwC is expected to be present, in person or by telephone, at the Meeting and, if present, will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

Additional information regarding fees paid during the previous two fiscal years to PwC and the Audit Committee pre-approval policies and procedures is contained in Appendix G.

Required Vote and Recommendation

Election of Trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

ELECTION OF ALL NOMINEES.

PROPOSAL 2

(Columbia Small Cap Growth Fund I Only)

The Board has approved, on behalf of the Columbia Small Cap Growth Fund I (for purposes of this Proposal 2 only, the “Fund”), the conversion of the Fund’s investment objective from a “fundamental” investment objective to a “non-fundamental” investment objective, subject to approval by the Fund’s shareholders. “Fundamental” investment objectives and policies require shareholder approval to change. Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make any changes to the Fund’s investment objective that it deems appropriate in the future to address changing market conditions or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation.

Shareholders of the Fund are only being asked to approve the conversion of the Fund’s investment objective from fundamental to non-fundamental. Subject to the Fund’s shareholders approving this Proposal 2, the Board has approved, on behalf of the Fund, a new investment objective (the “New Investment Objective”). Columbia Threadneedle recommended that the Board approve the New Investment Objective to provide for increased investment flexibility. The current investment objective and New Investment Objective are shown in the table below:

Current Investment Objective	New Investment Objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) Small Cap 600® Index.	The Fund seeks long-term capital appreciation.

Subject to the Fund’s shareholders approving this Proposal 2, the Board has also approved, on behalf of the Fund, a new non-fundamental 80% policy (the “New 80% Policy”). The SEC requires registered investment companies with terms such as “small cap” in their name to adopt policies limiting the types of investments they make for their shareholders. Pursuant to this requirement, the Fund has adopted the current policy as indicated in the table below. Columbia Threadneedle recommended that the Board adopt the New 80% Policy to align the Fund’s 80% policy with its performance benchmark index, the Russell 2000 Growth Index. The current 80% policy and New 80% Policy are shown in the table below:

Current 80% Policy	New 80% Policy
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the S&P SmallCap 600® Index at the time of purchase (between $86.9 million and $4.5 billion as of January 31, 2020).	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index at the time of purchase (between $11.9 million and $8.1 billion as of January 31, 2020).

Required Vote and Recommendation

Conversion of the Fund’s investment objective from fundamental to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

PROPOSAL.

OTHER INFORMATION

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of each Fund and the other Columbia Funds. Columbia Management Investment Distributors, Inc. (the “Distributor”), also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of each Fund. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to the applicable Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the Board. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the Trust (c/o the Secretary), 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of January 24, 2020. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control a Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. [The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.]

Expenses and Solicitation Activities

The Funds will bear the costs associated with preparing, printing and mailing of the proxy in connection with the election of Trustees, pro rata based on the number of shareholder accounts. These expenses are estimated to be approximately $[    ].

The Columbia Small Cap Growth Fund I will bear all of the costs of the proxy solicitation related to the proposal to convert the investment objective of said Fund from fundamental to non-fundamental. These expenses are estimated to be approximately $[    ].

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and to assist in soliciting and tracking votes. The cost for such services is expected to be approximately $[    ] (which is reflected in the overall expenses noted in the two preceding paragraphs). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Fiscal Year

In connection with information provided below in this Joint Proxy Statement, the following table lists the fiscal year-end for each Fund.

Fiscal Year	Fund
For the fiscal year ending March 31

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Multi-Manager Growth Strategies Fund

Columbia Pacific/Asia Fund

Columbia Select Large Cap Growth Fund

Columbia Solutions Aggressive Portfolio

Columbia Solutions Conservative Portfolio

For the fiscal year ending April 30

Columbia Bond Fund

Columbia Corporate Income Fund

Columbia Multi-Asset Income Fund

Columbia Small Cap Value Fund I

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Multi-Manager Directional Alternative Strategies Fund

For the fiscal year ending May 31	Columbia Adaptive Risk Allocation Fund Columbia Dividend Income Fund Columbia High Yield Municipal Fund Columbia Multi Strategy Alternatives Fund

For the fiscal year ending July 31	Columbia Large Cap Growth Fund Columbia Oregon Intermediate Municipal Bond Fund Columbia Tax-Exempt Fund Columbia U.S. Social Bond Fund Columbia Ultra Short Term Bond Fund

For the fiscal year ending August 31

Columbia Balanced Fund

Columbia Contrarian Core Fund

Columbia Disciplined Small Core Fund

Columbia Emerging Markets Fund

Columbia Global Dividend Opportunity Fund

Columbia Global Technology Growth Fund

Columbia Greater China Fund

Columbia Mid Cap Growth Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Multisector Bond SMA Completion Portfolio

Overseas SMA Completion Portfolio

Columbia Small Cap Growth Fund I

Columbia Strategic Income Fund

For the fiscal year ending October 31

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Strategic California Municipal Income Fund

Columbia Strategic New York Municipal Income Fund

For the fiscal year ending December 31	Columbia Real Estate Equity Fund

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling (866) 456-7935 or writing to the relevant Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Joint Proxy Statement and the accompanying Notice of Joint Special Meeting are also available at www.proxy-direct.com/col-31177.

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

COMMITTEE MEETINGS

The table below shows the number of times each committee met during the indicated fiscal years. The table is organized by fiscal year end. See “Other Information – Fiscal Year” in the Proxy Statement for a listing of Funds and their Fiscal Year ends.

Fiscal Period	Audit Committee	Governance Committee	Advisory Fees & Expenses Committee	Compliance Committee	Investment Oversight Committee	Product & Distribution Committee
For the fiscal year ending March 31, 2019	5	5	6	5	10	5
For the fiscal year ending April 30, 2019	5	6	7	5	10	5
For the fiscal year ending May 31, 2019	4	4	6	4	8	4
For the fiscal year ending July 31, 2019	5	5	6	5	11	5
For the fiscal year ending August 31, 2019	5	5	6	5	12	5
For the fiscal year ending October 31, 2019	4	5	5	4	9	4
For the fiscal year ending December 31, 2019	4	5	5	4	10	4

A-1

APPENDIX B

SHARES OUTSTANDING

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below and each class of each Fund is entitled to the following number of votes as indicated below.

Fund		A	Adv	C	E	Inst	Inst2	Inst3	R	V	Total
Columbia Adaptive Retirement 2020 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2025 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2030 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2035 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2040 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2045 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2050 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2055 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Retirement 2060 Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Adaptive Risk Allocation Fund	Shares Outstanding
# Votes Class is Entitled

Fund		A	Adv	C	E	Inst	Inst2	Inst3	R	V	Total

Columbia Balanced Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Connecticut Intermediate Municipal Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Contrarian Core Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Corporate Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Disciplined Small Core Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Dividend Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Emerging Markets Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Global Dividend Opportunity Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Global Technology Growth Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Greater China Fund	Shares Outstanding
# Votes Class is Entitled

Columbia High Yield Municipal Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Intermediate Municipal Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Large Cap Growth Fund	Shares Outstanding
# Votes Class is Entitled

Fund		A	Adv	C	E	Inst	Inst2	Inst3	R	V	Total
Columbia Massachusetts Intermediate Municipal Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Mid Cap Growth Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Multi-Asset Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Multi Strategy Alternatives Fund	Shares Outstanding
# Votes Class is Entitled

Columbia New York Intermediate Municipal Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Oregon Intermediate Municipal Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Pacific/Asia Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Real Estate Equity Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Select Large Cap Growth Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Small Cap Growth Fund I	Shares Outstanding
# Votes Class is Entitled

Columbia Small Cap Value Fund I	Shares Outstanding
# Votes Class is Entitled

Columbia Solutions Aggressive Portfolio	Shares Outstanding
# Votes Class is Entitled

Fund		A	Adv	C	E	Inst	Inst2	Inst3	R	V	Total
Columbia Solutions Conservative Portfolio	Shares Outstanding
# Votes Class is Entitled

Columbia Strategic California Municipal Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Strategic Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Strategic New York Municipal Income Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Tax-Exempt Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Total Return Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia U.S. Social Bond Fund	Shares Outstanding
# Votes Class is Entitled

Columbia U.S. Treasury Index Fund	Shares Outstanding
# Votes Class is Entitled

Columbia Ultra Short Term Bond Fund	Shares Outstanding
# Votes Class is Entitled

Multi-Manager Alternative Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Multi-Manager Directional Alternative Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Multi-Manager Growth Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Multi-Manager International Equity Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Fund		A	Adv	C	E	Inst	Inst2	Inst3	R	V	Total
Multi-Manager Small Cap Equity Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Multi-Manager Total Return Bond Strategies Fund	Shares Outstanding
# Votes Class is Entitled

Multisector Bond SMA Completion Portfolio	Shares Outstanding
# Votes Class is Entitled

Overseas SMA Completion Portfolio	Shares Outstanding
# Votes Class is Entitled

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of each Fund’s outstanding shares) and each investor who owned 25% or more of each Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
[ ]	[ ]	[ ]	[ ]	[ ]

APPENDIX C

GOVERNANCE COMMITTEE CHARTER

1. The Governance Committee (the “Committee”) of the funds supervised by the Columbia Atlantic Board (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2. The functions of the Committee are:

(a) To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b) To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c) To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d) To review committee chair assignments and committee assignments on an annual basis;

(e) To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f) To plan and administer the Board’s annual self-evaluation process;

(g) To consider the structure, operations and effectiveness of the Committee annually;

(h) To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

(i) To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3. The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5. The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

C-1

APPENDIX D

SHARE OWNERSHIP OF TRUSTEES/NOMINEES

Beneficial Ownership of Equity Securities by the Trustees and Nominees in the Funds and in Family of Investment Companies

The following table sets forth, for each Trustee/Nominee, the dollar range of shares owned in each Fund as of December 31, 2019, as well as the aggregate dollar range of shares owned in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a- 101 under the Exchange Act) as of the same date, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables only include ownership of Columba Funds overseen by the Trustees; Trustees may own shares of other Columbia Funds they do not oversee.

	Carrig(a)		Connaughton	Darragh	Hacker	Lukitsh	Moffett(a)
Columbia Adaptive Retirement 2020 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2025 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2030 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2035 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2040 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2045 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2050 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2055 Fund	A		A	A	A	A	A
Columbia Adaptive Retirement 2060 Fund	A		A	A	A	A	A
Columbia Adaptive Risk Allocation Fund	A		A	A	E	A	A
Columbia Balanced Fund	D		C	A	A	A	A
Columbia Bond Fund	A		A	A	A	A	A
Columbia Connecticut Intermediate Municipal Bond Fund	A		A	A	A	A	A
Columbia Contrarian Core Fund	E	*	E	A	A	A	A
Columbia Corporate Income Fund	D	*	A	A	A	A	A
Columbia Disciplined Small Core Fund	A		A	A	A	A	A
Columbia Dividend Income Fund	E	*	A	A	A	A	A
Columbia Emerging Markets Fund	A		A	A	A	A	A
Columbia Global Dividend Opportunity Fund	A		A	A	A	A	A
Columbia Global Technology Growth Fund	A		A	A	A	E	E	*
Columbia Greater China Fund	A		A	A	A	A	A
Columbia High Yield Municipal Fund	A		A	A	A	A	A
Columbia Intermediate Municipal Bond Fund	A		A	A	A	A	A
Columbia Large Cap Growth Fund	E		A	A	A	A	A
Columbia Massachusetts Intermediate Municipal Bond Fund	A		A	A	A	A	A
Columbia Mid Cap Growth Fund	A		A	A	E	A	A
Columbia Multi-Asset Income Fund	A		A	A	E	A	A
Columbia Multi Strategy Alternatives Fund	A		A	A	A	A	A
Columbia New York Intermediate Municipal Bond Fund	A		A	A	A	A	A

	Carrig(a)		Connaughton	Darragh	Hacker	Lukitsh	Moffett(a)
Columbia Oregon Intermediate Municipal Bond Fund	A		A	A	A	A	A
Columbia Pacific/Asia Fund	A		A	A	A	A	A
Columbia Real Estate Equity Fund	A		A	A	A	A	A
Columbia Select Large Cap Growth Fund	A		A	A	E	A	A
Columbia Small Cap Growth Fund I	A		A	A	E	A	A
Columbia Small Cap Value Fund I	A		A	A	A	A	A
Columbia Solutions Aggressive Portfolio	A		A	A	A	A	A
Columbia Solutions Conservative Portfolio	A		A	A	A	A	A
Columbia Strategic California Municipal Income Fund	A		A	A	A	A	A
Columbia Strategic Income Fund	A		A	A	A	A	A
Columbia Strategic New York Municipal Income Fund	A		A	A	A	A	A
Columbia Tax-Exempt Fund	A		A	A	A	A	A
Columbia Total Return Bond Fund	A		A	A	A	A	A
Columbia U.S. Social Bond Fund	A		A	A	A	A	A
Columbia U.S. Treasury Index Fund	A		A	A	A	A	A
Columbia Ultra Short Term Bond Fund	A		A	A	A	A	A
Multi-Manager Alternative Strategies Fund	A		A	A	A	A	A
Multi-Manager Directional Alternative Strategies Fund	A		A	A	A	A	A
Multi-Manager Growth Strategies Fund	A		A	A	A	A	A
Multi-Manager International Equity Strategies Fund	A		A	A	A	A	A
Multi-Manager Small Cap Equity Strategies Fund	A		A	A	A	A	A
Multi-Manager Total Return Bond Strategies Fund	A		A	A	A	A	A
Multisector Bond SMA Completion Portfolio	A		A	A	A	A	A
Overseas SMA Completion Portfolio	A		A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E	*	E	A	E	E	E	*

	Neuhauser	Petersen		Simpson(a)	Trunow(a)	Truscott
Columbia Adaptive Retirement 2020 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2025 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2030 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2035 Fund	A	E	*	A	A	A
Columbia Adaptive Retirement 2040 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2045 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2050 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2055 Fund	A	A		A	A	A
Columbia Adaptive Retirement 2060 Fund	A	A		A	A	A
Columbia Adaptive Risk Allocation Fund	A	D		A	A	E
Columbia Balanced Fund	A	D		D	A	A
Columbia Bond Fund	A	A		A	A	A
Columbia Connecticut Intermediate Municipal Bond Fund	A	A		A	A	A
Columbia Contrarian Core Fund	A	D	*	A	A	E
Columbia Corporate Income Fund	A	A		A	A	D

	Neuhauser	Petersen		Simpson(a)		Trunow(a)		Truscott
Columbia Disciplined Small Core Fund	A	A		A		A		A
Columbia Dividend Income Fund	A	C		E	*	A		A
Columbia Emerging Markets Fund	A	C		E	*	A		E
Columbia Global Dividend Opportunity Fund	A	A		A		A		A
Columbia Global Technology Growth Fund	A	A		A		A		A
Columbia Greater China Fund	A	A		A		A		A
Columbia High Yield Municipal Fund	A	A		A		A		A
Columbia Intermediate Municipal Bond Fund	A	A		A		A		A
Columbia Large Cap Growth Fund	A	A		E	*	A		E
Columbia Massachusetts Intermediate Municipal Bond Fund	A	A		A		A		A
Columbia Mid Cap Growth Fund	A	B	*	B		A		A
Columbia Multi-Asset Income Fund	A	A		A		B	*	A
Columbia Multi Strategy Alternatives Fund	A	A		A		A		B
Columbia New York Intermediate Municipal Bond Fund	A	A		A		A		A
Columbia Oregon Intermediate Municipal Bond Fund	A	A		A		A		A
Columbia Pacific/Asia Fund	A	A		A		A		A
Columbia Real Estate Equity Fund	A	A		E	*	A		A
Columbia Select Large Cap Growth Fund	A	A		A		A		E
Columbia Small Cap Growth Fund I	A	A		A		A		A
Columbia Small Cap Value Fund I	E	A		A		A		A
Columbia Solutions Aggressive Portfolio	A	A		A		A		A
Columbia Solutions Conservative Portfolio	A	A		A		A		A
Columbia Strategic California Municipal Income Fund	A	A		A		A		A
Columbia Strategic Income Fund	A	A		A		A		E
Columbia Strategic New York Municipal Income Fund	A	A		A		A		A
Columbia Tax-Exempt Fund	E	A		A		A		A
Columbia Total Return Bond Fund	A	C	*	A		C	*	C
Columbia U.S. Social Bond Fund	A	A		A		A		A
Columbia U.S. Treasury Index Fund	A	A		E	*	A		C
Columbia Ultra Short Term Bond Fund	A	A		E	*	A		A
Multi-Manager Alternative Strategies Fund	A	C		A		A		A
Multi-Manager Directional Alternative Strategies Fund	A	B		A		A		A
Multi-Manager Growth Strategies Fund	A	A		A		A		A
Multi-Manager International Equity Strategies Fund	A	A		A		A		A
Multi-Manager Small Cap Equity Strategies Fund	A	C		A		A		A
Multi-Manager Total Return Bond Strategies Fund	A	A		A		A		A
Multisector Bond SMA Completion Portfolio	A	A		A		A		A
Overseas SMA Completion Portfolio	A	A		A		A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E	E	*	E	*	C	*	E

(*)

Includes the value of compensation payable under a deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee or consultant.

APPENDIX E

TRUSTEE COMPENSATION

Compensation Paid to Independent Trustees and Consultants to the Independent Trustees

Total Trustees’ and consultant fees paid by each Fund to the Trustees and Consultants to the Independent Trustees are listed below for the Fund’s last fiscal year. No Trustee (or Consultant to the Trustees) listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees (or Consultants to the Independent Trustees) receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Total Compensation

The following table shows the total compensation paid to Independent Trustees or Consultants to the Independent Trustees for their services from all the Funds in the Columbia Funds Complex overseen by the Trustee for the fiscal year ended December 31, 2019.

Trustee Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
Trustee
Janet L. Carrig	$301,000	$301,000
Douglas A. Hacker	$416,000	$0
Nancy T. Lukitsh	$318,500	$0
David M. Moffett	$303,500	$303,500
John J. Neuhauser	$304,000	$0
Patrick J. Simpson	$313,500	$128,500
Anne-Lee Verville(c)	$296,500	$0
Consultant
J. Kevin Connaughton	$287,500	$0
Olive Darragh	$156,333	$0
Natalie A. Trunow	$287,500	$175,000

(a)	Includes any portion of cash compensation Trustees elected to defer during the fiscal period.
(b)	The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Ms. Verville served as Trustee until her retirement on December 11, 2019.

Compensation from Each Fund

The following table shows the compensation paid to Independent Trustees from each Fund during its last fiscal year (or period), as well as the amount deferred from each Fund, which is included in the total. The table is organized by fiscal year end.

	Aggregate Compensation from Fund
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton(b)	Olive Darragh(b)	Natalie A. Trunow(b)
For Funds with fiscal period ending March 31
Columbia Adaptive Retirement 2020 Fund	$1,491	$2,067	$1,569	$1,485	$1,463	$1,565	$1,451	$1,371	N/A	$1,371
Amount Deferred(c)	$1,491	$0	$0	$1,485	$0	$659	$0	$0	N/A	$857

	Aggregate Compensation from Fund
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton(b)	Olive Darragh(b)	Natalie A. Trunow(b)
Columbia Adaptive Retirement 2025 Fund	$1,254	$1,657	$1,308	$1,218	$1,208	$1,290	$1,190	$1,010	N/A	$1,010
Amount Deferred(c)	$1,254	$0	$0	$1,218	$0	$623	$0	$0	N/A	$631
Columbia Adaptive Retirement 2030 Fund	$1,482	$2,056	$1,560	$1,476	$1,454	$1,556	$1,442	$1,365	N/A	$1,365
Amount Deferred(c)	$1,482	$0	$0	$1,476	$0	$654	$0	$0	N/A	$853
Columbia Adaptive Retirement 2035 Fund	$1,250	$1,651	$1,304	$1,214	$1,204	$1,286	$1,186	$1,006	N/A	$1,006
Amount Deferred(c)	$1,250	$0	$0	$1,214	$0	$621	$0	$0	N/A	$629
Columbia Adaptive Retirement 2040 Fund	$1,479	$2,051	$1,557	$1,473	$1,451	$1,553	$1,439	$1,360	N/A	$1,360
Amount Deferred(c)	$1,479	$0	$0	$1,473	$0	$654	$0	$0	N/A	$850
Columbia Adaptive Retirement 2045 Fund	$1,250	$1,651	$1,304	$1,214	$1,204	$1,286	$1,186	$1,006	N/A	$1,006
Amount Deferred(c)	$1,250	$0	$0	$1,214	$0	$621	$0	$0	N/A	$629
Columbia Adaptive Retirement 2050 Fund	$1,479	$2,051	$1,557	$1,473	$1,451	$1,552	$1,439	$1,360	N/A	$1,360
Amount Deferred(c)	$1,479	$0	$0	$1,473	$0	$654	$0	$0	N/A	$850
Columbia Adaptive Retirement 2055 Fund	$1,250	$1,651	$1,304	$1,214	$1,204	$1,286	$1,186	$1,006	N/A	$1,006
Amount Deferred(c)	$1,250	$0	$0	$1,214	$0	$621	$0	$0	N/A	$629
Columbia Adaptive Retirement 2060 Fund	$1,479	$2,051	$1,557	$1,473	$1,451	$1,553	$1,439	$1,360	N/A	$1,360
Amount Deferred(c)	$1,479	$0	$0	$1,473	$0	$654	$0	$0	N/A	$850
Multi-Manager Growth Strategies Fund	$5,831	$8,112	$6,138	$5,813	$5,726	$6,123	$5,679	$5,418	N/A	$5,418
Amount Deferred(c)	$5,831	$0	$0	$5,813	$0	$2,543	$0	$0	N/A	$3,386
Columbia Pacific/Asia Fund	$1,887	$2,623	$1,987	$1,882	$1,854	$1,982	$1,839	$1,747	N/A	$1,747
Amount Deferred(c)	$1,887	$0	$0	$1,882	$0	$828	$0	$0	N/A	$1,092
Columbia Select Large Cap Growth Fund	$8,704	$12,182	$9,178	$8,730	$8,593	$9,161	$8,528	$8,217	N/A	$8,217
Amount Deferred(c)	$8,704	$0	$0	$8,730	$0	$3,732	$0	$0	N/A	$5,136
Columbia Solutions Aggressive Portfolio	$1,490	$2,066	$1,568	$1,484	$1,462	$1,564	$1,450	$1,371	N/A	$1,371
Amount Deferred(c)	$1,490	$0	$0	$1,484	$0	$659	$0	$0	N/A	$857
Columbia Solutions Conservative Portfolio	$1,493	$2,070	$1,571	$1,487	$1,464	$1,567	$1,453	$1,373	N/A	$1,373
Amount Deferred(c)	$1,493	$0	$0	$1,487	$0	$660	$0	$0	N/A	$858
For Funds with fiscal period ending April 30
Columbia Bond Fund	$2,234	$3,079	$2,382	$2,216	$2,220	$2,345	$2,165	$2,057	N/A	$2,057
Amount Deferred(c)	$2,234	$0	$0	$2,216	$0	$986	$0	$0	N/A	$1,286

	Aggregate Compensation from Fund
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton(b)	Olive Darragh(b)	Natalie A. Trunow(b)
Columbia Corporate Income Fund	$4,132	$5,694	$4,402	$4,105	$4,109	$4,334	$4,010	$3,802	N/A	$3,802
Amount Deferred(c)	$4,132	$0	$0	$4,105	$0	$1,822	$0	$0	N/A	$2,376
Columbia Multi-Asset Income Fund	$1,735	$2,391	$1,850	$1,721	$1,724	$1,821	$1,681	$1,597	N/A	$1,597
Amount Deferred(c)	$1,735	$0	$0	$1,721	$0	$766	$0	$0	N/A	$998
Columbia Small Cap Value Fund I	$2,753	$3,790	$2,933	$2,730	$2,734	$2,888	$2,667	$2,525	N/A	$2,525
Amount Deferred(c)	$2,753	$0	$0	$2,730	$0	$1,220	$0	$0	N/A	$1,578
Columbia Total Return Bond Fund	$5,487	$7,563	$5,851	$5,444	$5,453	$5,761	$5,318	$5,055	N/A	$5,055
Amount Deferred(c)	$5,487	$0	$0	$5,444	$0	$2,421	$0	$0	N/A	$3,159
Columbia U.S. Treasury Index Fund	$3,115	$4,296	$3,320	$3,093	$3,098	$3,269	$3,021	$2,873	N/A	$2,873
Amount Deferred(c)	$3,115	$0	$0	$3,093	$0	$1,371	$0	$0	N/A	$1,796
Multi-Manager Directional Alternative Strategies Fund	$2,010	$2,770	$2,143	$1,994	$1,998	$2,110	$1,948	$1,850	N/A	$1,850
Amount Deferred(c)	$2,010	$0	$0	$1,994	$0	$888	$0	$0	N/A	$1,156
For Funds with fiscal period ending May 31
Columbia Adaptive Risk Allocation Fund	$7,472	$10,294	$7,901	$7,410	$7,423	$7,778	$7,239	$6,872	N/A	$6,872
Amount Deferred(c)	$7,472	$0	$0	$7,410	$0	$3,238	$0	$0	N/A	$4,295
Columbia Dividend Income Fund	$25,341	$34,916	$26,820	$25,115	$25,178	$26,404	$24,532	$23,309	N/A	$23,309
Amount Deferred(c)	$25,341	$0	$0	$25,115	$0	$11,003	$0	$0	N/A	$14,568
Columbia High Yield Municipal Fund	$2,972	$4,097	$3,144	$2,948	$2,953	$3,095	$2,880	$2,738	N/A	$2,738
Amount Deferred(c)	$2,972	$0	$0	$2,948	$0	$1,286	$0	$0	N/A	$1,711
Columbia Multi Strategy Alternatives Fund	$2,852	$3,930	$3,015	$2,832	$2,835	$2,968	$2,767	$2,623	N/A	$2,623
Amount Deferred(c)	$2,852	$0	$0	$2,832	$0	$1,235	$0	$0	N/A	$1,639
For Funds with fiscal period ending July 31
Columbia Large Cap Growth Fund	$8,592	$11,834	$9,085	$8,524	$8,537	$8,944	$8,326	$7,893	$2,404	$7,893
Amount Deferred(c)	$8,592	$0	$0	$8,524	$0	$3,729	$0	$0	$0	$4,933
Columbia Oregon Intermediate Municipal Bond Fund	$2,195	$3,024	$2,321	$2,177	$2,180	$2,285	$2,127	$2,020	$616	$2,020
Amount Deferred(c)	$2,195	$0	$0	$2,177	$0	$950	$0	$0	$0	$1,262
Columbia Tax-Exempt Fund	$8,275	$11,405	$8,751	$8,207	$8,220	$8,615	$8,016	$7,618	$2,323	$7,618
Amount Deferred(c)	$8,275	$0	$0	$8,207	$0	$3,581	$0	$0	$0	$4,761
Columbia U.S. Social Bond Fund	$1,567	$2,159	$1,657	$1,554	$1,557	$1,631	$1,518	$1,443	$445	$1,443
Amount Deferred(c)	$1,567	$0	$0	$1,554	$0	$678	$0	$0	$0	$902
Columbia Ultra Short Term Bond Fund	$3,434	$4,729	$3,630	$3,407	$3,411	$3,573	$3,328	$3,152	$905	$3,152
Amount Deferred(c)	$3,434	$0	$0	$3,407	$0	$1,491	$0	$0	$0	$1,970

	Aggregate Compensation from Fund
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton(b)	Olive Darragh(b)	Natalie A. Trunow(b)
For Funds with fiscal period ending August 31
Columbia Balanced Fund	$14,882	$20,627	$15,753	$15,017	$15,041	$15,503	$14,669	$14,331	$4,211	$14,331
Amount Deferred(c)	$14,882	$0	$0	$15,017	$0	$6,272	$0	$0	$0	$8,732
Columbia Contrarian Core Fund	$21,724	$30,160	$22,998	$21,951	$21,986	$22,632	$21,444	$20,993	$5,990	$20,993
Amount Deferred(c)	$21,724	$0	$0	$21,951	$0	$9,098	$0	$0	$0	$12,803
Columbia Disciplined Small Core Fund	$1,663	$2,304	$1,760	$1,678	$1,681	$1,732	$1,639	$1,601	$473	$1,601
Amount Deferred(c)	$1,663	$0	$0	$1,678	$0	$702	$0	$0	$0	$975
Columbia Emerging Markets Fund	$3,989	$5,527	$4,223	$4,023	$4,030	$4,156	$3,930	$3,842	$1,163	$3,842
Amount Deferred(c)	$3,989	$0	$0	$4,023	$0	$1,684	$0	$0	$0	$2,339
Columbia Global Dividend Opportunity Fund	$2,466	$3,416	$2,610	$2,487	$2,491	$2,569	$2,430	$2,372	$701	$2,372
Amount Deferred(c)	$2,466	$0	$0	$2,487	$0	$1,042	$0	$0	$0	$1,445
Columbia Global Technology Growth Fund	$4,197	$5,793	$4,440	$4,229	$4,236	$4,371	$4,131	$4,003	$1,233	$4,003
Amount Deferred(c)	$4,197	$0	$0	$4,229	$0	$1,798	$0	$0	$0	$2,433
Columbia Greater China Fund	$1,680	$2,327	$1,779	$1,695	$1,698	$1,751	$1,655	$1,615	$484	$1,615
Amount Deferred(c)	$1,680	$0	$0	$1,695	$0	$711	$0	$0	$0	$984
Columbia Mid Cap Growth Fund	$4,850	$6,719	$5,133	$4,896	$4,903	$5,052	$4,782	$4,665	$1,377	$4,665
Amount Deferred(c)	$4,850	$0	$0	$4,896	$0	$2,048	$0	$0	$0	$2,841
Multi-Manager Alternative Strategies Fund	$2,485	$3,445	$2,631	$2,507	$2,512	$2,589	$2,449	$2,395	$704	$2,395
Amount Deferred(c)	$2,485	$0	$0	$2,507	$0	$1,046	$0	$0	$0	$1,459
Multi-Manager International Equity Strategies Fund	$5,186	$7,176	$5,488	$5,230	$5,239	$5,402	$5,109	$4,976	$1,491	$4,976
Amount Deferred(c)	$5,186	$0	$0	$5,230	$0	$2,200	$0	$0	$0	$3,028
Multi-Manager Small Cap Equity Strategies Fund	$4,869	$6,717	$5,153	$4,897	$4,907	$5,073	$4,784	$4,628	$1,435	$4,628
Amount Deferred(c)	$4,869	$0	$0	$4,897	$0	$2,093	$0	$0	$0	$2,819
Multi-Manager Total Return Bond Strategies Fund	$16,917	$23,428	$17,908	$17,055	$17,083	$17,625	$16,659	$16,265	$4,863	$16,265
Amount Deferred(c)	$16,917	$0	$0	$17,055	$0	$7,153	$0	$0	$0	$9,905
Multisector Bond SMA Completion Portfolio	$1,945	$2,607	$2,054	$2,001	$178	$198	$1,955	$1,659	$1,659	$1,659
Amount Deferred(c)	$1,945	$0	$0	$2,001	$0	$198	$0	$0	$0	$1,037
Overseas SMA Completion Portfolio	$2,315	$3,233	$2,455	$2,411	$689	$689	$2,355	$2,235	$2,235	$2,235
Amount Deferred(c)	$2,315	$0	$0	$2,411	$0	$319	$0	$0	$0	$1,397
Columbia Small Cap Growth Fund I	$2,536	$3,501	$2,683	$2,555	$2,559	$2,641	$2,496	$2,420	$742	$2,420
Amount Deferred(c)	$2,536	$0	$0	$2,555	$0	$1,087	$0	$0	$0	$1,471

	Aggregate Compensation from Fund
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton(b)	Olive Darragh(b)	Natalie A. Trunow(b)
Columbia Strategic Income Fund	$10,121	$13,980	$10,709	$10,195	$10,228	$10,541	$9,958	$9,676	$2,973	$9,676
Amount Deferred(c)	$10,121	$0	$0	$10,195	$0	$4,323	$0	$0	$0	$5,883
For Funds with fiscal period ending October 31
Columbia Connecticut Intermediate Municipal Bond Fund	$1,631	$2,256	$1,726	$1,664	$1,647	$1,699	$1,606	$1,565	$847	$1,565
Amount Deferred(c)	$1,631	$0	$0	$1,644	$0	$692	$0	$0	$0	$952
Columbia Intermediate Municipal Bond Fund	$4,025	$5,576	$4,261	$4,058	$4,065	$4,193	$3,964	$3,871	$2,028	$3,871
Amount Deferred(c)	$4,025	$0	$0	$4,058	$0	$1,699	$0	$0	$0	$2,359
Columbia Massachusetts Intermediate Municipal Bond Fund	$1,864	$2,579	$1,973	$1,879	$1,882	$1,942	$1,835	$1,789	$970	$1,789
Amount Deferred(c)	$1,864	$0	$0	$1,879	$0	$790	$0	$0	$0	$1,089
Columbia New York Intermediate Municipal Bond Fund	$1,862	$2,577	$1,971	$1,878	$1,881	$1,940	$1,834	$1,788	$973	$1,788
Amount Deferred(c)	$1,862	$0	$0	$1,878	$0	$790	$0	$0	$0	$1,088
Columbia Strategic California Municipal Income Fund	$2,480	$3,432	$2,624	$2,500	$2,504	$2,583	$2,442	$2,380	$1,296	$2,380
Amount Deferred(c)	$2,480	$0	$0	$2,500	$0	$1,051	$0	$0	$0	$1,449
Columbia Strategic New York Municipal Income Fund	$1,819	$2,518	$1,926	$1,834	$1,837	$1,895	$1,792	$1,747	$944	$1,747
Amount Deferred(c)	$1,819	$0	$0	$1,834	$0	$771	$0	$0	$0	$1,063
For Funds with fiscal period ending December 31
Columbia Real Estate Equity Fund	$2,024	$2,805	$2,142	$2,041	$2,044	$2,108	$1,993	$1,950	$1,051	$1,950
Amount Deferred	$2,024	$0	$0	$2,041	$0	$853	$0	$0	$0	$1,187

(a)	Ms. Verville served as Trustee until her retirement on December 10, 2019.
(b)	Mses. Darragh and Trunow and Mr. Connaughton received compensation from the Funds for serving as a Consultant to the Independent Trustees at an annual rate of $280,000.
(c)

Under the terms of the Deferred Compensation Plan, each eligible Trustee or Consultant may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee or Consultant for that calendar year (expressly, a Trustee or Consultant may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee or Consultant are credited to the Deferral Account established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s or Consultant’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

APPENDIX F

Executive Officer Information

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below.

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 – December 2018 and December 2015 – December 2018, respectively).

Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President—Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 – March 2017).

Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).

F-1

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 – January 2017 and January 2013 – January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 – August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

F-2

APPENDIX G

Additional Information Regarding Audit Fees and Audit Committee Pre-Approval Procedures

Audit Fees

Fee information below is disclosed for the Funds.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$282,000	$185,100
For Funds with fiscal year ending April 30	$286,500	$267,900
For Funds with fiscal year ending May 31	$154,300	$196,200
For Funds with fiscal year ending July 31	$164,800	$156,400
For Funds with fiscal year ending August 31	$501,000	$511,800
For Funds with fiscal year ending October 31	$174,000	$193,500
For Funds with fiscal year ending December 31	$29,000	$31,750

Audit Fees include amounts related to the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the Trust by the principal accountant for professional services rendered during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$0	$0
For Funds with fiscal year ending April 30	$0	$6,500
For Funds with fiscal year ending May 31	$0	$0
For Funds with fiscal year ending July 31	$0	$0
For Funds with fiscal year ending August 31	$0	$0
For Funds with fiscal year ending October 31	$0	$0
For Funds with fiscal year ending December 31	$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended 2019 and 2018, there were no Audit-Related Fees billed by the Trust’s principal accountant to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for an engagement that related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the Trust for professional services rendered during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$64,500	$34,000
For Funds with fiscal year ending April 30	$53,200	$54,700
For Funds with fiscal year ending May 31	$49,500	$44,900
For Funds with fiscal year ending July 31	$19,300	$23,400
For Funds with fiscal year ending August 31	$138,100	$121,300
For Funds with fiscal year ending October 31	$17,400	$17,400
For Funds with fiscal year ending December 31	$7,100	$3,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2018 also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended 2019 and 2018, there were no Tax Fees billed by the Trust’s principal accountant to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for an engagement that related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the Trust for professional services rendered during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$0	$0
For Funds with fiscal year ending April 30	$0	$0
For Funds with fiscal year ending May 31	$0	$0
For Funds with fiscal year ending July 31	$0	$0
For Funds with fiscal year ending August 31	$0	$0
For Funds with fiscal year ending October 31	$0	$0
For Funds with fiscal year ending December 31	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the Trust’s principal accountant to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for an engagement that related directly to the operations and financial reporting of the Trust during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$225,000	$225,000
For Funds with fiscal year ending April 30	$242,500	$242,500
For Funds with fiscal year ending May 31	$235,000	$242,500
For Funds with fiscal year ending July 31	$225,000	$225,000
For Funds with fiscal year ending August 31	$242,500	$242,500
For Funds with fiscal year ending October 31	$225,000	$225,000
For Funds with fiscal year ending December 31	$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the Trust’s transfer agent and investment adviser.

Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee is required to pre-approve the engagement of the Trust’s independent auditors to provide audit and non-audit services to the Trust and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”)) if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the Trust’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Trust (“Fund Services”); (ii) non-audit services to the Trust’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the Trust’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund- related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

Non-Audit Fees

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust during the fiscal years ended 2019 and 2018 are approximately as follows:

	2019	2018
For Funds with fiscal year ending March 31	$289,500	$259,000
For Funds with fiscal year ending April 30	$295,700	$303,700
For Funds with fiscal year ending May 31	$284,500	$287,400
For Funds with fiscal year ending July 31	$244,300	$248,400
For Funds with fiscal year ending August 31	$380,600	$363,800
For Funds with fiscal year ending October 31	$242,400	$242,400
For Funds with fiscal year ending December 31	$232,100	$228,800

The Trust’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Trust’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

COLUMBIA FUNDS SERIES TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (32nd Floor, Room 3200), Boston, Massachusetts 02110, on July 1, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 COL_31177_030420_BK2

FUNDS	FUNDS
Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund	Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund	Columbia Adaptive Risk Allocation Fund
Columbia Balanced Fund	Columbia Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Contrarian Core Fund
Columbia Corporate Income Fund	Columbia Disciplined Small Core Fund
Columbia Dividend Income Fund	Columbia Emerging Markets Fund
Columbia Global Dividend Opportunity Fund	Columbia Global Technology Growth Fund
Columbia Greater China Fund	Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund	Columbia Large Cap Growth Fund
Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia Mid Cap Growth Fund

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-800-337-3503	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return it in the	225 Franklin Street,
or scan the QR code	instructions	postage-paid envelope.	(32nd Floor, Room 3200)
Follow the on-screen instructions	available 24 hours		Boston, Massachusetts 02110 On July 1, 2020
available 24 hours

THE BOARD OF THE FUND(S) RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal

1.

To elect ten trustees to the Board of Columbia Funds Series Trust I who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor:

					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Janet L. Carrig	02.	J. Kevin Connaughton	03.	Olive Darragh	☐	☐	☐
04. Douglas A. Hacker	05.	Nancy T. Lukitsh	06.	David M. Moffett
07. John J. Neuhauser	08.	Christopher O. Petersen	09.	Patrick J. Simpson
10. Natalie A. Trunow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on July 1, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	COL1 31177	M xxxxxxxx

COLUMBIA FUNDS SERIES TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (32nd Floor, Room 3200), Boston, Massachusetts 02110, on July 1, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 COL_31177_030420_BK2

FUNDS	FUNDS
Columbia Multi Strategy Alternatives Fund	Columbia Multi-Asset Income Fund
Columbia New York Intermediate Municipal Bond Fund	Columbia Oregon Intermediate Municipal Bond Fund
Columbia Pacific/Asia Fund	Columbia Real Estate Equity Fund
Columbia Select Large Cap Growth Fund	Columbia Small Cap Value Fund I
Columbia Solutions Aggressive Portfolio	Columbia Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund	Columbia Strategic Income Fund
Columbia Strategic New York Municipal Income Fund	Columbia Tax-Exempt Fund
Columbia Total Return Bond Fund	Columbia U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund	Columbia Ultra Short Term Bond Fund
Multi-Manager Alternative Strategies Fund	Multi-Manager Directional Alternative Strategies Fund
Multi-Manager Growth Strategies Fund	Multi-Manager International Equity Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund	Multi-Manager Total Return Bond Strategies Fund
MultiSector Bond SMA Completion Portfolio	Overseas SMA Completion Portfolio

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-800-337-3503	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return it in the	225 Franklin Street,
or scan the QR code	instructions	postage-paid envelope.	(32nd Floor, Room 3200)
Follow the on-screen instructions	available 24 hours		Boston, Massachusetts 02110 On July 1, 2020
available 24 hours

THE BOARD OF THE FUND(S) RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal

1.

To elect ten trustees to the Board of Columbia Funds Series Trust I who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor:

					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Janet L. Carrig	02.	J. Kevin Connaughton	03.	Olive Darragh	☐	☐	☐
04. Douglas A. Hacker	05.	Nancy T. Lukitsh	06.	David M. Moffett
07. John J. Neuhauser	08.	Christopher O. Petersen	09.	Patrick J. Simpson
10. Natalie A. Trunow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on July 1, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	COL1 31177	M xxxxxxxx

COLUMBIA FUNDS SERIES TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (32nd Floor, Room 3200), Boston, Massachusetts 02110, on July 1, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 COL_31177_030420_BK2_SCG

FUND

Columbia Small Cap Growth Fund I

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-800-337-3503	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return it in the	225 Franklin Street,
or scan the QR code	instructions	postage-paid envelope.	(32nd Floor, Room 3200)
Follow the on-screen instructions	available 24 hours		Boston, Massachusetts 02110 On July 1, 2020
available 24 hours

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal

1.

To elect ten trustees to the Board of Columbia Funds Series Trust I who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor:

					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Janet L. Carrig	02.	J. Kevin Connaughton	03.	Olive Darragh	☐	☐	☐
04. Douglas A. Hacker	05.	Nancy T. Lukitsh	06.	David M. Moffett
07. John J. Neuhauser	08.	Christopher O. Petersen	09.	Patrick J. Simpson
10. Natalie A. Trunow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.  To approve the conversion of the Fund’s investment objective from fundamental to non-fundamental.

	FOR	AGAINST	ABSTAIN
Columbia Small Cap Growth Fund I	☐	☐	☐

To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on July 1, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	SGC 31177	M xxxxxxxx